Exhibit 99.1

EVA Live Launches Interactive B2B Web Application to Support Rapid Growth and Client Acquisition

Los Angeles, CA — February 17, 2026 (GLOBE NEWSWIRE) — EVA Live, Inc. (Nasdaq: GOAI), an AI-driven digital advertising company, today announced the launch of its first client-facing web application for NeuroServer, the company’s AI-driven ad server.

The NeuroServer web application, developed over more than two years, serves as the primary interface powering EVA Live’s proprietary AI advertising platform. Following the NeuroServer beta release two months ago, the web application has already experienced strong early adoption among enterprise clients. Management expects the platform to become a key growth driver and primary revenue engine throughout 2026 and beyond.

The NeuroServer web application provides online advertising clients with a centralized, real-time environment to launch, manage, and scale digital marketing campaigns. Built on proprietary real-time learning technology, the platform continuously analyzes live performance data to identify optimal audiences, mitigate advertising fraud, and dynamically optimize campaign performance. Early client results indicate the system can increase return on investment by up to 40%.

“The web application allows us to manage thousands of high-value client accounts with speed, transparency, and reliability,” said Robert Vacaro, lead engineer on the NeuroServer web application. “Our infrastructure is designed specifically for large-scale advertisers, enabling us to grow rapidly while delivering consistent performance and measurable results.”

As EVA Live’s most advanced AI advertising server, NeuroServer is designed to deliver next-generation performance for enterprise marketers. Its companion web application enables rapid client onboarding and streamlined campaign management through a centralized platform built for scale. By combining scalable infrastructure with AI-driven automation, fraud prevention, and real-time ad creation, NeuroServer allows the company to efficiently manage and expand thousands of enterprise customer accounts while improving client ROI and accelerating recurring revenue growth.

The company is currently onboarding new online advertisers daily. To request a demo, visit evaxai.com.

About EVA Live, Inc.

EVA Live, Inc. is an AI technology-driven media and digital solutions company focused on delivering innovative solutions, scalable growth, and long-term shareholder value.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Media Inquiries:

Javan Khazali
Phone: 310-229-5981
Email: info@eva.live

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